                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 5, 2000


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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     Maryland                      1-12514                      84-1246585
 (State or Other                  (Commission                 (IRS Employer
 Jurisdiction of                  File Number)              Identification No.)
 Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On May 5, 2000, Keystone Property Trust (the "Company") completed the second and third stages of a transaction (the "Reckson Morris Transaction") involving the Company's acquisition of 28 entities from Reckson Construction Group, Inc., Reckson Operating Partnership, L.P., Robert Morris, Joseph D. Morris and certain of their related entities (collectively, the "Reckson Morris Contributors"), pursuant to a Contribution and Exchange Agreement (the "Contribution Agreement"), dated as of August 6, 1999, by and among, among others, the Reckson Morris Contributors, American Real Estate Investment Corporation, the Company's predecessor-in-interest ("American") and American Real Estate Investment, L.P. (now known as Keystone Operating Partnership, L.P.) (the "Operating Partnership"). References herein to the Company include its subsidiaries and American as predecessor to the Company, unless the context otherwise requires. The Contribution Agreement was filed as an exhibit to a Report on Form 8-K which was filed by the Company on August 20, 1999. Pursuant to the Contribution Agreement, entities owning 28 "big box" industrial facilities (the "Reckson Morris Facilities") were to be contributed in three stages to the Company in exchange for approximately $296 million in a combination of convertible preferred shares and common shares of the Company, convertible preferred units of the Operating Partnership, the assumption of mortgage indebtedness and cash.

         On September 27, 1999, the Company completed the first stage of the Reckson Morris Transaction. In the first stage, the Company acquired Reckson Morris Operating Partnership, L.P., which owned 22 warehouse buildings comprising approximately 3.9 million square feet and 105 acres of ground which can accommodate an additional 1.5 million square feet of development. The total consideration for the first stage was approximately $205 million, including closing costs. The completion of the first stage was reported in a Report on Form 8-K which was filed by the Company on October 12, 1999.

         In the second and third stages of the Reckson Morris Transaction, the Company acquired interest in six entities owning in the aggregate six warehouse buildings containing approximately 1.9 million square feet and approximately six acres of ground which can accommodate an additional 130,000 square feet of development. The total consideration for these stages (excluding 6 Joanna Court which was acquired and simultaneously sold on April 11, 2000) was approximately $91 million, including closing costs, consisting of the issuance to the Reckson Morris Contributors of approximately $25.7 million of convertible preferred units of the Operating Partnership and the payment of approximately $73.7 million of cash proceeds. The cash proceeds were financed with $59.0 million of fixed rate debt and other mortgage financing.

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


         The buildings owned by the entities contributed in the second and third stages of the Reckson Morris Transaction (collectively, "the Buildings") are located in New Jersey as follows:


                                                           LEASABLE        OCCUPANCY          YEAR BUILT/
PROPERTY ADDRESS            LOCATION                      SQUARE FEET      MAY 8, 1999         RENOVATED
----------------            --------                      -----------      -----------         ---------

Nixon Park                  Edison, NJ                        851,907            72.1%(1)       1999/2000
30 Stults Road              South Brunswick, NJ                64,285           100.0%            1974
400 Cabot Drive             Hamilton Township, NJ             585,510           100.0%            1979
Four Applegate Drive        Washington, NJ                    265,000           100.0%            1998
5 Henderson Road            West Caldwell, NJ                 210,530           100.0%       1967/1990/2000
                                                          -----------
TOTAL                                                       1,977,232
                                                          -----------
                                                          -----------


(1) Approximately 248,723 square feet of leases are signed of which these tenants will occupy the space later in 2000.


         The following table shows certain information regarding rental rates and lease expirations for the Buildings as of May 8, 2000 (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):


                     NUMBER OF                           PERCENTAGE OF                            ANNUALIZED RENT PER
  YEAR OF LEASE      EXPIRING      SQUARE FOOTAGE OF      TOTAL LEASE      ANNUALIZED RENT OF     LEASE SQUARE FOOT OF
    EXPIRATION        LEASES        EXPIRING LEASES       SQUARE FEET     EXPIRING LEASES (1)       EXPIRING LEASES
-------------------------------------------------------------------------------------------------------------------------
       2001              1               585,510              33.87%            $2,740,187                 $4.68
       2002             ---                  ---             ---                       ---                ---
       2003             ---                  ---             ---                       ---                ---
       2004             ---                  ---             ---                       ---                ---
       2005              2               216,536              12.53%             1,028,410                 $4.75
       2006             ---                  ---             ---                       ---                ---
       2007             ---                  ---             ---                       ---                ---
       2008             ---                  ---             ---                       ---                ---
       2009              2               474,823              27.47%             2,287,969                 $4.82
       2010              1               210,530              12.18%             1,324,234                 $6.29
    Thereafter           1               241,110              13.95%             1,084,995                 $4.50
   -----------          ---            --------              ------             ----------                 -----
   Grand Total           7             1,728,509             100.00%            $8,465,795                 $4.90
                        ---            --------              ------             ----------                 -----
                        ---            --------              ------             ----------                 -----


(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate in the month the lease expires, multiplied by twelve.

         As of May 8, 2000, five tenants, Dr. Leonard's, Urban Children's Stores, C and I Promotions, Vestcom and Nestle Foods individually occupy more than 10% of the total net leasable area of the Reckson Morris Transaction.

         At the time of execution of the Contribution Agreement, the contributors of the Reckson Morris Facilities were unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          It is impracticable to file with this Form 8-K the financial statements required by this Item 7 with regard to the acquisition described in Item 2 above. Those financial statements will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION

          It is impracticable to file with this Form 8-K the pro forma financial information required by this Item 7 with regard to the acquisition described in Item 2 above. This information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.






















                                     Page 4
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           KEYSTONE PROPERTY TRUST



Date:    May 19, 2000                  By  /s/ Jeffrey E. Kelter
                                           ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer


Date:    May 19, 2000                  By  /s/ Timothy A. Peterson
                                           -----------------------
                                           Timothy A. Peterson
                                           Executive Vice President and
                                           Chief Financial Officer


Date:    May 19, 2000                  By  /s/ Timothy E. McKenna
                                           ----------------------
                                           Timothy E. McKenna
                                           Senior Vice President-Finance
                                           and Corporate Controller
                                           (Principal Accounting Officer)




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